Exhibit (g)(1)(iii)

P.O. Box 9012 Clearwater, Florida 33758-9012 (727) 299-1800

October 31, 2013

State Street Bank and Trust Company

100 Huntington Avenue

Boston, MA 02116

Attention: Gregory V. Nikiforow, Vice President

Re:   Master Custodian and Fund Accounting Agreement

Ladies and Gentlemen:

Reference is made to a Master Custodian and Fund Accounting Agreement dated January 1, 2011, as amended (the “Custodian Agreement”) by and among each registered investment management company party thereto (referred to therein as a “Fund”) and State Street Bank and Trust Company (“State Street”).

In accordance with Section 19.6, the Additional Portfolios provision, of the Custodian Agreement, the undersigned hereby requests that State Street act as Custodian for each separate series of each Fund as listed on Appendix A-1 attached hereto (“Portfolios”) under the terms of the Custodian Agreement. In connection with such request, the undersigned hereby confirms to you, as of the date hereof, its representations and warranties set forth in Section 19.7 of the Custodian Agreement.

Kindly indicate your acceptance of the foregoing by executing two (2) copies of this letter agreement, returning one and retaining one for your records.

Sincerely,
TRANSAMERICA ASSET
MANAGEMENT, INC.

on behalf of:

Transamerica Funds

Transamerica Series Trust

Transamerica Income Shares, Inc.

Transamerica Partners Portfolios

Transamerica Partners Funds Group

Transamerica Partners Funds Group II

Transamerica Asset Allocation Variable Funds

Transamerica Small Company Growth

Liquidating Trust

By: /s/ Christopher A. Staples
Name: Christopher A. Staples
Title: Senior Vice President, Duly Authorized

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Michael F. Rogers
Name:	Michael F. Rogers
Title:	Executive Vice President, Duly Authorized

Effective Date: October 31, 2013

APPENDIX A - 1

As of October 31, 2013

TRANSAMERICA FUNDS

Fund Name
Transamerica Arbitrage Strategy
Transamerica Asset Allocation – Conservative Portfolio
Transamerica Asset Allocation – Growth Portfolio
Transamerica Asset Allocation – Moderate Growth Portfolio
Transamerica Asset Allocation - Moderate Portfolio
Transamerica Bond
Transamerica Capital Growth
Transamerica Commodity Strategy
Transamerica Core Bond
Transamerica Developing Markets Equity
Transamerica Diversified Equity
Transamerica Dividend Focused
Transamerica Emerging Markets Debt
Transamerica Emerging Markets Equity
Transamerica Enhanced Muni
Transamerica Flexible Income
Transamerica Floating Rate
Transamerica Global Allocation
Transamerica Global Macro
Transamerica Global Real Estate Securities
Transamerica Growth
Transamerica Growth Opportunities
Transamerica High Yield Bond
Transamerica High Yield Muni
Transamerica Income & Growth
Transamerica International
Transamerica International Bond
Transamerica International Equity
Transamerica International Equity Opportunities
Transamerica International Small Cap
Transamerica International Small Cap Value
Transamerica International Value Opportunities
Transamerica Large Cap Growth
Transamerica Large Cap Value
Transamerica Long/Short Strategy
Transamerica Managed Futures Strategy
Transamerica Mid Cap Growth
Transamerica Mid Cap Value
Transamerica Money Market
Transamerica MLP & Energy Income
Transamerica Multi-Managed Balanced
Transamerica Multi-Manager Alternative Strategies Portfolio

Transamerica Multi-Manager International Portfolio
Transamerica Opportunistic Allocation
Transamerica Real Return TIPS
Transamerica Select Equity
Transamerica Short-Term Bond
Transamerica Small Cap Core
Transamerica Small Cap Growth
Transamerica Small Cap Value
Transamerica Small/Mid Cap Value
Transamerica Tactical Allocation
Transamerica Tactical Income
Transamerica Tactical Rotation
Transamerica Total Return
Transamerica Value

TRANSAMERICA SERIES TRUST

Fund Name
Transamerica AEGON Active Asset Allocation - Conservative VP
Transamerica AEGON Active Asset Allocation - Moderate Growth VP
Transamerica AEGON Active Asset Allocation - Moderate VP
Transamerica AEGON High Yield Bond VP
Transamerica AEGON Money Market VP
Transamerica AEGON U.S. Government Securities VP
Transamerica AllianceBernstein Dynamic Allocation VP
Transamerica Asset Allocation – Conservative VP
Transamerica Asset Allocation – Growth VP
Transamerica Asset Allocation – Moderate Growth VP
Transamerica Asset Allocation - Moderate VP
Transamerica Barrow Hanley Dividend Focused VP (formerly Transamerica BlackRock Large Cap Value VP)
Transamerica BlackRock Global Allocation VP
Transamerica BlackRock Tactical Allocation VP
Transamerica BNP Paribas Large Cap Growth VP (formerly Transamerica Multi Managed Large Cap Core VP)
Transamerica Clarion Global Real Estate Securities VP
Transamerica Hanlon Income VP
Transamerica ING Balanced Allocation VP
Transamerica ING Conservative Allocation VP
Transamerica ING Intermediate Bond VP
Transamerica ING Large Cap Growth VP
Transamerica ING Limited Maturity Bond VP
Transamerica ING Mid Cap Opportunities VP
Transamerica ING Moderate Growth Allocation VP
Transamerica International Moderate Growth VP
Transamerica Janus Balanced VP
Transamerica Jennison Growth VP
Transamerica JPMorgan Core Bond VP
Transamerica JPMorgan Enhanced Index VP
Transamerica JPMorgan Mid Cap Value VP

Transamerica JPMorgan Tactical Allocation VP
Transamerica Legg Mason Dynamic Allocation - Balanced VP
Transamerica Legg Mason Dynamic Allocation - Growth VP
Transamerica Madison Balanced Allocation VP
Transamerica Madison Conservative Allocation VP
Transamerica Madison Diversified Income VP
Transamerica Market Participation Strategy VP
Transamerica MFS International Equity VP
Transamerica Morgan Stanley Capital Growth VP
Transamerica Morgan Stanley Mid-Cap Growth VP
Transamerica Multi Managed Balanced VP
Transamerica Multi-Manager Alternative Strategies VP
Transamerica PIMCO Real Return TIPS VP
Transamerica PIMCO Tactical - Balanced VP
Transamerica PIMCO Tactical - Conservative VP
Transamerica PIMCO Tactical - Growth VP
Transamerica PIMCO Total Return VP
Transamerica ProFund UltraBear VP
Transamerica Systematic Small/Mid Cap Value VP
Transamerica T. Rowe Price Small Cap VP
Transamerica TS&W International Equity VP (formerly Transamerica Morgan Stanley Active International Allocation VP)
Transamerica Vanguard ETF Portfolio – Aggressive Growth VP (formerly Transamerica Index 100 VP)
Transamerica Vanguard ETF Portfolio – Balanced VP (formerly Transamerica Index 50 VP)
Transamerica Vanguard ETF Portfolio – Conservative VP (formerly Transamerica Index 35 VP)
Transamerica Vanguard ETF Portfolio – Growth VP (formerly Transamerica Index 75 VP)
Transamerica WMC Diversified Growth VP
Transamerica WMC Diversified Growth II VP

TRANSAMERICA PARTNERS PORTFOLIOS

Fund Name
Transamerica Partners Balanced Portfolio
Transamerica Partners Core Bond Portfolio
Transamerica Partners High Quality Bond Portfolio
Transamerica Partners High Yield Bond Portfolio
Transamerica Partners Inflation-Protected Securities Portfolio
Transamerica Partners International Equity Portfolio
Transamerica Partners Large Core Portfolio
Transamerica Partners Large Growth Portfolio
Transamerica Partners Large Value Portfolio
Transamerica Partners Mid Growth Portfolio
Transamerica Partners Mid Value Portfolio
Transamerica Partners Money Market Portfolio
Transamerica Partners Small Core Portfolio
Transamerica Partners Small Growth Portfolio
Transamerica Partners Small Value Portfolio

TRANSAMERICA PARTNERS FUNDS GROUP

Fund Name
Transamerica Institutional Asset Allocation - Intermediate Horizon
Transamerica Institutional Asset Allocation - Intermediate/Long Horizon
Transamerica Institutional Asset Allocation - Long Horizon
Transamerica Institutional Asset Allocation - Short Horizon
Transamerica Institutional Asset Allocation - Short/Intermediate Horizon
Transamerica Partners Balanced
Transamerica Partners Core Bond
Transamerica Partners High Quality Bond
Transamerica Partners High Yield Bond
Transamerica Partners Inflation-Protected Securities
Transamerica Partners International Equity
Transamerica Partners Large Core
Transamerica Partners Large Growth
Transamerica Partners Large Value
Transamerica Partners Mid Growth
Transamerica Partners Mid Value
Transamerica Partners Money Market
Transamerica Partners Small Core
Transamerica Partners Small Growth
Transamerica Partners Small Value
Transamerica Partners Stock Index

TRANSAMERICA PARTNERS FUNDS GROUP II

Fund Name
Transamerica Asset Allocation - Intermediate Horizon
Transamerica Asset Allocation - Intermediate/Long Horizon
Transamerica Asset Allocation - Long Horizon

Transamerica Asset Allocation - Short Horizon
Transamerica Asset Allocation - Short/Intermediate Horizon
Transamerica Partners Institutional Balanced
Transamerica Partners Institutional Core Bond
Transamerica Partners Institutional High Quality Bond
Transamerica Partners Institutional High Yield Bond
Transamerica Partners Institutional Inflation-Protected Securities
Transamerica Partners Institutional International Equity
Transamerica Partners Institutional Large Core
Transamerica Partners Institutional Large Growth
Transamerica Partners Institutional Large Value
Transamerica Partners Institutional Mid Growth
Transamerica Partners Institutional Mid Value
Transamerica Partners Institutional Money Market
Transamerica Partners Institutional Small Core
Transamerica Partners Institutional Small Growth
Transamerica Partners Institutional Small Value
Transamerica Partners Institutional Stock Index

TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS

Fund Name
Transamerica Asset Allocation - Intermediate Horizon Subaccount
Transamerica Asset Allocation - Intermediate/Long Subaccount
Transamerica Asset Allocation – Short Horizon Subaccount

Transamerica Income Shares, Inc.

Transamerica Small Company Growth Liquidating Trust